                                                                  Exhibit 10.13


                      LOAN DOCUMENT MODIFICATION AGREEMENT
                      (NO. 4; DATED AS OF OCTOBER 22, 1999)

         LOAN DOCUMENT MODIFICATION AGREEMENT dated as of October 22, 1999 by and among SILICON VALLEY BANK (the "Bank"), a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, MA 02181, doing business under the name "Silicon Valley East," MOLDFLOW CORPORATION, a Delaware corporation ("MC"), MOLDFLOW INTERNATIONAL PTY. LTD. (ACN 061 633 798), a corporation organized under the laws of Australia and a wholly-owned subsidiary of MC ("MIPL") and MOLDFLOW PTY. LTD. (ACN 005 047 496), a corporation organized under the laws of Australia and a wholly-owned subsidiary of MIPL ("MPL"). MC, MIPL and MPL are sometimes each referred to herein as a "Borrower" and collectively as the "Borrowers."

         1.       Reference to Existing Loan Documents.

         Reference is hereby made to that Loan Agreement dated April 23, 1998 by and among the Bank and the Borrowers as modified by a certain waiver letter from the Bank dated September 17, 1998 and accepted by the Bank on September 18, 1998, as further amended by Loan Document Modification Agreement No. 2 dated as of November 30, 1998 by and among the Bank and Borrowers, as further amended by that certain letter amendment dated January 19, 1999 among the Bank and Borrowers, and as further amended by Loan Document Modification No. 3 dated as of June 1, 1999 by and among the Bank and Borrowers (with the attached schedules and exhibits, the "Credit Agreement") and the Loan Documents referred to therein, including without limitation that certain Amended and Restated Domestic Revolving Line Note of the Borrowers dated November 30, 1998 in the principal amount of $2,650,000 (the "Note"), that certain Amended and Restated Foreign Revolving Line Note of the Borrowers dated November 30, 1998 in the principal amount of $600,000 and the Security Documents referred to therein. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Credit Agreement.

         2.       EFFECTIVE DATE.

         This Agreement shall become effective as of October 22, 1999 (the "Effective Date"), provided that the Bank shall have received the following on or before November 29, 1999 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in
California:

                  a. two copies of this Agreement, duly executed by the Borrowers, with the attached consents of Moldflow (Europe) Ltd., Moldflow Vertriebs GmbH, and Moldflow Japan K.K., duly executed thereby;

                  b. an amended and restated Domestic Revolving Line Note in the form enclosed herewith (the "Amended Domestic Revolving Note"), duly executed by the Borrowers; and

                  c. an amended and restated Foreign Revolving Line Note in the form enclosed herewith (the "Amended Foreign Revolving Note"), duly executed by the Borrowers.

         By the signature of its authorized officer below, each Borrower is hereby representing that, except as modified in SCHEDULE A attached hereto, the representations of the Borrowers set forth in the Loan Documents (including those contained in the Credit Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. In addition, the Borrowers confirm their authorization as to the debiting of the designated account with the Bank (i) in the amount of $17,600 in payment of a facility amendment fee upon delivery of an executed copy of this Agreement and
(ii) in an amount equal to one-half of one percent (1/2%) per annum of the unutilized portion of each of the Domestic Committed Revolving Line and the Foreign Committed Revolving Line quarterly in arrears on the Payment Date at the end of each calendar quarter and on the extended Revolving Maturity Date. Finally, each Borrower (and each guarantor, signing below) agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts under the Credit Agreement and the other Loan Documents.

         3.       DESCRIPTION OF CHANGE IN TERMS.

         As of the Effective Date, the Credit Agreement is modified in the following respects:

                  a. The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended as follows:

                     i. The definition of "Revolving Maturity Date" is hereby
                  amended by deleting the date "October 22, 1999" therein and substituting therefor the date "December 31, 2000."

                     ii. The definition of "Payment Date" is hereby amended by
                  deleting the phrase "twenty-second calendar day of each month" and inserting in place thereof the phrase "the last day of each month."

                     iii. The definition of "Permitted Indebtedness" is hereby
                  amended by deleting sections (e) and (f) and inserting in place thereof the following: "(e) Guarantees by Borrowers of real estate lease obligations incurred in the ordinary course of business by their Subsidiaries, provided, however, that the aggregate amount of the foregoing Contingent Obligations shall not at any time exceed $200,000; (f) capital support letters issued by one or more of the Borrowers on behalf of foreign wholly-owned Subsidiaries to the extent required by the applicable laws of the jurisdictions in which such Subsidiaries are located ("Capital Support Letters"), and (g) Indebtedness arising from foreign exchange contracts with banking institutions other than the Bank, provided that the maximum amount of such contracts shall not at any time exceed $1,000,000."

                     iv. The definition of "Permitted Investment" is hereby
                  amended by deleting the amount "$500,000" in the third line of section (c) therein and substituting therefor the amount "$750,000" and by adding the following phrase to the last line of section (d): "and

                                    (e) Capital Support Letters."

                  b. Section 2.5 is hereby amended by inserting the following language immediately after "Closing Date" in the last line of clause (a): "plus a commitment fee on the unutilized portion of the Domestic Committed Revolving Line and the Foreign Committed Revolving Line payable quarterly in arrears on the Payment Date at the end of each calendar quarter and on the Revolving Maturity Date at the rate of one-half of one percent per annum."

                  c. The date appearing in the third line of Section 2.7 is hereby changed from "October 22, 1999" to "December 31, 2000."

                  d. The following is hereby added to the end of Section 5.14:

                     "and the Subsidiaries set forth on Schedule A."

                  e. The amount appearing in the second to last line of the first paragraph of Section 6.3 is hereby changed from $100,000 to $200,000.

                  f. The amount appearing in the last line of Section 6.4 is hereby changed from "Fifty Thousand Dollars ($50,000)" to "One Hundred Thousand Dollars ($100,000)".

                  g. Section 6.7 is hereby amended and restated in its entirety to read as follows:

                  "6.7 QUICK RATIO. The Borrowers shall maintain as of the last day of each fiscal month, a minimum ratio of Quick Assets to Current Liabilities as follows: (a) at least 1.0 to 1.0 for the month ended July 31, 1999, (b) at least 0.9 to 1.0 thereafter and through October 2, 1999, (c) at least 0.7 to 1.0 for the fiscal months ending October 30, 1999 and November 27, 1999; (d) 0.75 to 1.0 for the fiscal month ending January 1, 2000; (e) 0.65 to 1.0 thereafter and through February 26, 2000; (f) 0.8 to 1.0 thereafter and through May 27, 2000; (g) 0.9 to 1.0 for the fiscal month ending June 30, 2000; (h 0.8 to 1.0 thereafter and through August 26, 2000; and (i) 1.0 to 1.0 for the fiscal month ending September 30, 2000 and thereafter.

                  h. Section 6.8 with the caption "Tangible Net Worth" is hereby deleted in its entirety and there is substituted in place thereof the phrase "Not utilized."

                  i. Section 6.9 is hereby amended and restated in its entirety to read as follows:

                  6.9 PROFITABILITY. The Borrowers shall have (a) a maximum Net Loss of $1,000,000 for the fiscal quarter ended October 2, 1999, (b) a maximum Net Loss of $100,000 for the fiscal quarter ending January 1, 2000; (c) Minimum Net Income of $250,000 for the fiscal quarters ending April 1, 2000 and June 30,

         2000; and (d) minimum Net Income of $100,000 for the fiscal quarter ending September 30, 2000."

                  j. Section 8.6 is hereby amended and restated in its entirety to read as follows:

                  8.6 OTHER AGREEMENTS. If there is a default in any agreement to which any Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Two Hundred Thousand Dollars ($200,000) or that could have a Material Adverse Effect,

                  k. Section 8.8 is hereby amended and restated in its entirety to read as follows:

                  l. 8.8 JUDGMENTS. If a judgment or judgments for the payment of money in an amount individually or in the aggregate, of at least One Hundred Fifty Thousand Dollars ($150,000) shall be rendered against any Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

                  m. Exhibit D to the Credit Agreement (Compliance Certificate) is hereby amended in the form of Exhibit D attached hereto.

                  n. The Credit Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

         4.       CONTINUING VALIDITY.

         Upon the effectiveness hereof, (a) each reference in each Security Instrument or other Loan Document to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, each reference in the Credit Agreement and each other Loan Document to the Domestic Revolving Line Note and the Foreign Revolving Line Note shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note, respectively. Except as specifically set forth above, the Credit Agreement and each of the Notes shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above
(i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

         5.       MISCELLANEOUS.

                  a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

                  b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES RELATING TO CONFLICTS OF LAW OR CHOICE OF LAW.

                  c. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

                  d. The Borrower agrees to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                                   SILICON VALLEY EAST, a Division

                                       of Silicon Valley Bank

                                   By: /s/ Andrew H. Tsao
                                       -----------------------------
                                        Name:  Andrew H. Tsao
                                        Title: Vice President

                                   SILICON VALLEY BANK

                                   By: /s/ Michelle Giannini
                                       -----------------------------
                                        Name:
                                        Title:
                                        (signed in Santa Clara, CA)

                                    MOLDFLOW CORPORATION

                                    By: /s/ Marc Dulude
                                        -----------------------------
                                         Name:  Marc Dulude
                                         Title: President, CEO

MOLDFLOW INTERNATIONAL PTY          MOLDFLOW INTERNATIONAL PTY
    LTD.                                LTD.

By: /s/ Marc Dulude                 By: /s/ Suzanne Rogers
   ------------------------------      ------------------------------
     Name:  Marc Dulude                  Name:  Suzanne Rogers
     Title: Director                     Title: Director

MOLDFLOW PTY LTD.                   MOLDFLOW PTY LTD.

By: /s/ Marc Dulude                 By: /s/ Suzanne Rogers
   ------------------------------      ------------------------------
     Name:  Marc Dulude                  Name:  Suzanne Rogers
     Title: Director                     Title: Director

                                                                      SCHEDULE A

                         MODIFICATION OF OR SUPPLEMENTS
                           TO THE DISCLOSURE SCHEDULE
                             [State "None" if None]

                                     CONSENT

         The undersigned, as Guarantor under a certain Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement No. 4 (the "Amendment") and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Credit Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Notes", "thereof", "therein", "thereunder", or words of like import referring to the Notes shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note.

                                   MOLDFLOW (EUROPE) LTD.

                                   By:___________________________
                                        Name:  Suzanne Rogers
                                        Title: Director

                                     CONSENT

         The undersigned, as Guarantor under a certain Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement No. 4 (the "Amendment") and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Credit Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Notes", "thereof", "therein", "thereunder", or words of like import referring to the Notes shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note.

                                   MOLDFLOW VERTRIEBS GmbH

                                   By:___________________________
                                        Name:  Marc Dulude
                                        Title: Managing Director

                                     CONSENT

         The undersigned, as Guarantor under a certain Guarantee dated as of June 11, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement No. 4 (the "Amendment") and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Credit Agreement) to which the undersigned is a party, including, to "the Credit Agreement," the "Loan Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Notes," "thereof," "therein," "thereunder" or words of like import referring to the Notes shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note.

                                   MOLDFLOW JAPAN K.K.

                                   By:___________________________
                                        Name:  Marc Dulude
                                        Title: Representative Director

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK

FROM:  MOLDFLOW CORPORATION

         The undersigned authorized officer of Moldflow Corporation hereby certifies that in accordance with the terms and conditions of the Loan Agreement among Moldflow Corporation, Moldflow International Pty. Ltd. and Moldflow Pty. Ltd., and the Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending __________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

           PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


         REPORTING COVENANT                        REQUIRED                                COMPLIES
         ------------------                        --------                                --------

*Monthly financial statements             Monthly within 25 days                    Yes              No
Annual (CPA Audited)                      FYE within 120 days                       Yes              No
10Q and 10K                               Within 5 days after filing                Yes              No
                                          with the SEC
*A/R Agings                               Monthly within 25 days                    Yes              No
A/R Audit                                 Initial and Semi-Annual                   Yes              No
*  when borrowing



         FINANCIAL COVENANT               REQUIRED                                            ACTUAL           COMPLIES
         ------------------               --------                                            ------           --------

Maintain on a Monthly Basis:
  Minimum Quick Ratio                 1.0:1.0 at 7/31/99;  0.9:1.0 at 8/31/99 and 10/2/99
                                      0.7:1.0 at 10/30/99 and 11/27/99;
                                      0.75:1.0 at 1/1/00;
                                      0.65:1.0 at 1/29/00 and 2/26/00;
                                      0.8:1.0 from 4/1/00 through 5/27/00;
                                      0.9:1.0 at 6/30/00;
                                      0.8:1.0 at 6/30/00 and 8/26/00;
                                      1.0:1.0 at 9/30/00 and thereafter.                      ____:1.0         Yes      No

Profitability:  Quarterly             ($1,000,000) for quarter ended 10/2/99                  ____             Yes      No
                                      ($100,000) for quarter ended 1/2/00;
                                      $250,000 for quarters ended 4/1/00
                                      and 6/30/00;

$100,000 for quarter ended 9/30/00


COMMENTS REGARDING EXCEPTIONS:  See Attached.

                                   RECEIVED BY:_______________________
                                   DATE:______________________________
                                   REVIEWED BY:_______________________
                                   COMPLIANCE STATUS: YES/NO

Sincerely,

MOLDFLOW CORPORATION

By:__________________________________
     Name:
     Title:
     Date: